

Immunic Therapeutics

Second Quarter 2024 Financial Results and Corporate Update

NASDAQ: IMUX | August 8, 2024

Cautionary Note Regarding Forward-Looking Statements

This presentation contains "forward-looking statements" that involve substantial risks and uncertainties for purposes of the safe harbor within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These include statements regarding management's intentions, plans, beliefs, expectations or forecasts for the future, and, therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Immunic undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. We use words such as "anticipates," "believes," "plans," "expects," "projects," "future," "intends," "may," "will," "should," "could," "estimates," "predicts," "potential," "continue," "guidance," and similar expressions to identify these forward-looking statements that are intended to be covered by the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995.

Such forward-looking statements are based on our expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors, including, but not limited to, risks relating to strategy, future operations, future financial position, future revenue, projected expenses, prospects, plans and objectives of management. Risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any forward-looking statement include, but are not limited to: Immunic's development programs and the targeted diseases; the potential for Immunic's development programs to safely and effectively target and treat the diseases mentioned herein; preclinical and clinical data for Immunic's development programs; the impact of future preclinical and clinical data on Immunic's product candidates; the timing of the availability of data from Immunic's clinical trials; the availability or efficacy of Immunic's potential treatment options that may be supported by trial data discussed herein; the timing of current and future clinical trials and anticipated clinical milestones; Immunic's ability to protect its intellectual property position; Immunic's plans to research, develop and commercialize its current and future product candidates; the timing of any planned investigational new drug application or new drug application; the development and commercial potential of any product candidates of the company; expectations regarding potential market size; developments and projections relating to Immunic's competitors and industry; the clinical utility, potential benefits and market acceptance of Immunic's product candidates; Immunic's commercialization, marketing and manufacturing capabilities and strategy; Immunic's ability to successfully collaborate with existing collaborators or enter into new collaboration agreements, and to fulfill its obligations under any such collaboration agreements; Immunic's ability to identify additional products or product candidates with significant commercial potential; the impact of government laws and regulations; the COVID-19 pandemic; impacts of the conflicts in Ukraine – Russia and the Middle East; Immunic's listing on The Nasdaq Global Select Market; expectations regarding the capitalization, resources and ownership structure of the company; the executive and board structure of the company; Immunic's estimates regarding future revenue, expenses, capital requirements and need for additional financing, including the ability to satisfy the minimum average price and trading volume conditions required to receive funding in tranche 2 and 3 of the January 2024 private placement; the nature, strategy and focus of the company and further updates with respect thereto; and the other risks set forth in the company's Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the U.S. Securities and Exchange Commission.

Forward-looking statements included in this presentation are based on information available to Immunic as of the date of this presentation. Immunic does not undertake any obligation to update such forward-looking statements except as required by applicable law.

Immunic THERAPEUTICS

Agenda

Second Quarter 2024 Financial Results and Corporate Update

01 Second Quarter 2024 and Subsequent Highlights

02 Financial and Operating Results

03 Anticipated Clinical Milestones

04 Q&A Session

05 Summary and Highlights

Immunic THERAPEUTICS

01

Second Quarter 2024 and Subsequent Highlights



April: Hosted In-Person Multiple Sclerosis R&D Day in San Francisco

Could Vidofludimus Calcium be the First Neuroprotective Treatment Option for Multiple Sclerosis?

Immunic speakers:

- Daniel Vitt, PhD, CEO & President
- Hella Kohlhof, PhD, CSO
- Andreas Muehler, MD, CMO

Attending expert:

- Zuoming Sun, Ph.D., Professor, Department of Molecular Imaging & Therapy City of Hope, Duarte, CA

Recording: https://www.youtube.com/watch?v=pmrwoTVxEZo

April: Publication in *Neurology® Neuroimmunology & Neuroinflammation*, an Official Journal of the American Academy of Neurology



AMERICAN ACADEMY OF NEUROLOGY
Volume 11, Number 3, May 2024
Neurology.org/NN
Neurology®
Neuroimmunology & Neuroinflammation
A peer-reviewed clinical and translational neurology open access journal
RESEARCH ARTICLE
Multiple Sclerosis, Rituximab, Hypogammaglobulinemia and Risk of Infections e200211
RESEARCH ARTICLE
Acute Optic Neuropathy in Older Adults: Differentiating Between MOGAD Optic Neuritis and Nonarteritic Anterior Ischemic Optic Neuropathy e200214
RESEARCH ARTICLE
Phenotypic Insights Into Anti-IgLON5 Disease in IgLON5-Deficient Mice e200234
RESEARCH ARTICLE
Clinical Presentation, Management, and Diagnostic Performance of 2021 Criteria for Paraneoplastic Neurologic Syndromes in Childhood e200242

Extended Data from Phase 2 EMPhASIS Trial of Vidofludimus Calcium in Relapsing-Remitting Multiple Sclerosis

- "Safety and Dose-Response of Vidofludimus Calcium in Relapsing Multiple Sclerosis: Extended Results of a Placebo-Controlled Phase 2 Trial"
- Lead authored by coordinating investigator, Robert J. Fox, M.D., Staff Neurologist, Mellen Center for Multiple Sclerosis, Vice-Chair for Research, Neurological Institute, Cleveland Clinic, Cleveland, Ohio
- Published online on April 25, 2024
- Accessible online: https://www.neurology.org/doi/full/10.1212/NXI.0000000000200208

Immunic THERAPEUTICS

May: Presented Data From Phase 2 CALLIPER Trial of Vidofludimus Calcium and Phase 1b Trial of IMU-856 at Scientific Conferences

Digestive Disease Week (DDW) 2024

- May 18-21 in Washington, D.C.
- Oral Presentation: Franziska Buriánek, M.D., Senior Medical Director
- "First In Human Trial Of IMU-856, An Orally Available Epigenetic Modulator Of Barrier Regeneration For The Treatment Of Celiac Disease"



FIRST IN HUMAN TRIAL OF IMU-856, AN ORALLY AVAILABLE EPIGENETIC MODULATOR OF BARRIER REGENERATION FOR THE TREATMENT OF CELIAC DISEASE
DDW2024
Digestive Disease Week
@DDWMeeting | #DDW2024
Immunic THERAPEUTICS

XXIII National Congress of Neurology

- May 30 - June 2 in Golden Sands, Bulgaria
- Oral Presentation: Sonya Ivanova Hristova-Chakmakova, M.D., Multiprofile Hospital for Active Treatment in Neurology and Psychiatry «St. Naum», Sofia, Bulgaria
- "Impact of Vidofludimus Calcium on Serum Neurofilament Light Chain Levels in Patients with Progressive Multiple Sclerosis: Interim Data from the CALLIPER Trial"



XXIII
НЕВРОЛОГИЯ
ВЛИЯНИЕ НА VIDOFLUDIMUS CALCIUM
върху серумния неврофиламент лека верига при пациенти с Прогресивна Множествена Склероза: Междинни данни от клиничното изпитване CALLIPER

CMSC 38th Annual Meeting

- May 29 - June 1 in Nashville, TN
- Poster Presentation: Matej Ondruš, M.D., Senior Medical Director
- "Impact of Vidofludimus Calcium on Serum Neurofilament in Progressive MS: Assessment from the CALLIPER Interim Analysis"



Impact of Vidofludimus Calcium on Serum Neurofilament in Progressive MS: Assessment from the CALLIPER Interim Analysis
Consortium of Multiple Sclerosis Centers Annual Meeting 2024

Immunic THERAPEUTICS

July: Strengthened Management Team

Jason Tardio Appointed
Chief Operating Officer and President



- Brings extensive multiple sclerosis drug commercialization experience to Immunic
- Will lead internal efforts to prepare for the potential launch of vidofludimus calcium (IMU-838)
- Will also work closely with Patrick Walsh, CBO, to prepare the company for a range of potential partnership outcomes

Werner Gladdines Promoted
Chief Development Officer



- Joined Immunic in January 2021; has held positions of increasing responsibility since then
- In his new role as CDO, Werner will take over additional strategic and operational responsibility for Immunic's overall clinical operations functions

Immunic THERAPEUTICS

July: Strengthened Board of Directors with Senior Pharmaceutical Executive and Thought Leader in Brain Health



Simona Skerjanec, M.Pharm, MBA

- Thought-leader in brain health with decades of experience in drug development and commercialization in the United States and internationally
- Has led research and development efforts culminating in numerous regulatory drug approvals and successful commercial launches
- Previous experience at Roche, The Medicines Company, Eli Lilly, Pfizer and Johnson & Johnson
- Successful track record achieving double-digit sales growth, including with Ocrevus® (ocrelizumab)

02

Financial and Operating Results

Condensed Consolidated Statements of Operations

(In thousands, except share and per share amounts, unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,	
	2024	2023	2024	2023
Operating expenses:				
Research and development	$ 18,323	$ 21,172	$ 37,059	$ 44,135
General and administrative	4,491	3,849	9,636	8,137
Total operating expenses	22,814	25,021	46,695	52,272
Loss from operations	(22,814)	(25,021)	(46,695)	(52,272)
Other income (expense):				
Interest income	998	968	2,185	1,768
Change in fair value of the tranche rights	—	—	(4,796)	—
Other income (expense), net	436	54	(1,658)	1,233
Total other income (expense)	1,434	1,022	(4,269)	3,001
Net loss	$ (21,380)	$ (23,999)	$ (50,964)	$ (49,271)
Net loss per share, basic and diluted	$ (0.21)	$ (0.54)	$ (0.51)	$ (1.12)
Weighted-average common shares outstanding, basic and diluted	101,272,580	44,432,955	99,607,158	44,036,352

→ $79.7 million in cash and cash equivalents as of June 30, 2024 expected to **fund operations into Q3/2025**

Immunic THERAPEUTICS

03

Anticipated Clinical Milestones

Several Clinical Value Inflection Points Ahead


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IMU-838 in PMS	▪ Top-line data from phase 2 CALLIPER trial expected in April 2025
IMU-838 in RMS	▪ Interim, non-binding futility analysis of phase 3 ENSURE program expected in Q4/2024 ▪ Completion of first phase 3 ENSURE trial anticipated in Q2/2026, second in H2/2026
IMU-856	▪ Phase 2 clinical trial in preparation ▪ Potentially applicable to a multitude of gastrointestinal disorders

04

Q&A Session

05

Summary and Highlights

Advanced Clinical Pipeline

Well Differentiated Programs in Various Phases of Clinical Development

Program	Preclinical	Phase 1	Phase 2	Phase 3
Vidofludimus Calcium (IMU-838)	Relapsing Multiple Sclerosis (RMS) – ENSURE Trials			
	Progressive Multiple Sclerosis (PMS) – CALLIPER Trial			
	Ulcerative Colitis (UC) – CALDOSE-1 Trial			
IMU-856	Celiac Disease			
IMU-381	Gastrointestinal Diseases			

■ Completed or ongoing ■ In preparation or planned

Thank You!



Jessica Breu

Vice President Investor Relations & Communications

Phone: +49-89-2080477-09

Email: ir@imux.com

Web: www.imux.com



Immunic, Inc.
1200 Avenue of the Americas
New York City, NY 10036
USA

Immunic AG
Lochhamer Schlag 21
82166 Gräfelfing (Munich)
Germany

Immunic Australia Pty. Ltd.
Melbourne
Australia

Immunic THERAPEUTICS